UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2020

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

905 West Fulton Market, Suite 200, Chicago, Illinois 60607

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Tile of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
2.375% Notes due 2021	MDLZ21	The Nasdaq Stock Market LLC
1.000% Notes due 2022	MDLZ22	The Nasdaq Stock Market LLC
1.625% Notes due 2023	MDLZ23	The Nasdaq Stock Market LLC
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 7.01.	Regulation FD Disclosure.

Mondelēz International, Inc. (“Mondelēz International,” the “Company,” “we,” “us” and “our” ) is providing the disclosure below and supplementing the risk factors described in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”) with the following risk factor, which the Company included in a preliminary prospectus supplement, dated April 7, 2020, in connection with an offering of debt securities (the “Preliminary Prospectus”). The information in this report on Form 8-K should be read in conjunction with the risk factors described in the Form 10-K and the information under the “Forward-Looking Statements” in the Form 10-K.

The following supplemental disclosure was included in the Preliminary Prospectus

Recent Developments

Impact of COVID-19

The rapid, worldwide spread of COVID-19 has created global economic disruption and uncertainty, including in our business. As a result, we expect higher sales in some markets and channels, such as the United States and some European markets and modern trade (including large grocery supermarkets and retail chains) during this period, as consumers significantly increase their current food purchases for in-home consumption, especially for some categories like biscuits. We also expect lower revenues during this period in some of our emerging market countries that have a higher concentration of traditional trade outlets (such as small family-run stores), as well as in our travel retail (such as international duty-free stores) and foodservice businesses, all of which are negatively impacted by enforced lockdowns. See “Risk Factors—Global or regional health pandemics or epidemics, including COVID-19, could negatively impact our business operations, financial performance and results of operations.”

Revolving Credit Agreements

On March 6, 2020, we entered into a revolving credit agreement (the “$2.5 Billion Revolving Credit Agreement”) for a 364-day senior unsecured revolving credit facility in an aggregate principal amount of $2.5 billion with the lenders named in the $2.5 Billion Revolving Credit Agreement, and JPMorgan Chase Bank, N.A. as administrative agent. On March 12, 2020, we borrowed $1.0 billion principal amount under the $2.5 Billion Revolving Credit Agreement as a strategic decision to have cash on hand in light of current uncertainty in the global markets resulting from the COVID-19 outbreak. On April 1, 2020, we borrowed an additional $1.25 billion principal amount under the $2.5 Billion Revolving Credit Agreement to fund the completion of our previously announced acquisition of Give & Go Prepared Foods Corp. As of April 6, 2020, we have borrowed $2.25 billion principal amount under the $2.5 Billion Revolving Credit Agreement.

On March 24, 2020, we entered into a revolving credit agreement (as amended, the “$1.95 Billion Revolving Credit Agreement”) for a 364-day senior unsecured revolving credit facility in an aggregate principal amount of $1.75 billion with the lenders named in the $1.95 Billion Revolving Credit Agreement; and Citibank, N.A. as administrative agent. On April 1, 2020, we entered into a first amendment commitment increase of $200 million with the administrative agent and BNP Paribas, increasing to $1.95 billion aggregate principal amount available under the $1.95 Billion Revolving Credit Agreement. As of April 6, 2020, we had no borrowings under the $1.95 Billion Revolving Credit Agreement.

The following risk factor was included in the Preliminary Prospectus

Global or regional health pandemics or epidemics, including COVID-19, could negatively impact our business operations, financial performance and results of operations.

Our business and financial results could be negatively impacted by the recent outbreak of COVID-19 or other pandemics or epidemics. The severity, magnitude and duration of the current COVID-19 pandemic is uncertain, rapidly changing and hard to predict. In 2020, COVID-19 has significantly impacted economic activity and markets around the world, and it could negatively impact our business in numerous ways, including but not limited to those outlined below:

•	We expect the COVID-19 outbreak to result in lower revenues in some of our emerging market countries that have a higher concentration of traditional trade outlets (such as small family-run stores), as well as in our travel retail (such as international duty-free stores) and foodservice businesses.

•	In addition, we expect increased sales of some of our products for in-home consumption that are currently in demand in some markets and channels, such as the United States and some European markets and modern trade. We are unable to predict how long this sustained demand will last or how significant it will be.

•	Commodity costs have become more volatile due to the COVID-19 outbreak. We expect continued commodity cost volatility, and our commodity hedging activities might not sufficiently offset this volatility.

•	The COVID-19 outbreak could disrupt our global supply chain, operations and routes to market or those of our suppliers, their suppliers, or our co-manufacturers or distributors. These disruptions or our failure to effectively respond to them could increase product or distribution costs or cause delays in delivering or an inability to deliver products to our customers. We have experienced temporary disruptions in certain emerging markets operations such as India and Nigeria that to date have not been material to our consolidated results.

•	Disruptions or uncertainties related to the COVID-19 outbreak for a sustained period of time could result in delays or modifications to our strategic plans and initiatives and hinder our ability to achieve our objective to reduce our operating cost structure in both our supply chain and overhead costs through our Simplify to Grow Program.

•	Illness, travel restrictions or workforce disruptions could negatively affect our supply chain, manufacturing, distribution or other business processes.

•	Government or regulatory responses to pandemics could negatively impact our business. Mandatory lockdowns or other restrictions on operations in some countries have temporarily disrupted our ability to distribute our products in some of these markets. Continuation or expansion of these disruptions could materially adversely impact our operations and results.

•	We expect to be negatively impacted by currency translation losses from a generally stronger U.S. dollar relative to other currencies in the countries in which we operate. These along with currency transaction losses could adversely affect our reported results of operations and financial condition.

•	The COVID-19 outbreak has increased volatility and pricing in the capital markets and commercial paper markets, and volatility is likely to continue. We might not be able to continue to access preferred sources of liquidity when we would like, and our borrowing costs could increase.

These and other impacts of the COVID-19 or other global or regional health pandemics or epidemics could have the effect of heightening many of the other risks described in this “Risk Factors” section and those incorporated by reference herein, such as those relating to our reputation, brands, product sales, results of operations or financial condition. We might not be able to predict or respond to all impacts on a timely basis to prevent near- or long-term adverse impacts to our results. The ultimate impact of these disruptions also depends on events beyond our knowledge or control, including the duration and severity of any outbreak and actions taken by parties other than us to respond to them. Any of these disruptions could have a negative impact on our business operations, financial performance and results of operations, which impact could be material.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains a number of forward-looking statements. Words, and variations of words, such as “will,” “expect,” “would,” “could,” “might,” “plan,” “likely,” and similar expressions are intended to identify our forward-looking statements, including but not limited to statements about the impact of the recent outbreak of the novel coronavirus (“COVID-19”) pandemic. These forward-looking statements involve risks and uncertainties, many of which are beyond our control, and many of these risks and uncertainties are currently amplified by and may continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak. Important factors that could cause actual results to differ materially from those described in our forward-looking statements include, but are not limited to, uncertainty of the magnitude, duration, geographic reach, impact on the global economy and current and potential travel restrictions of the COVID-19 outbreak; the current, and uncertain future, impact of the COVID-19 outbreak on our business, growth, reputation, prospects, financial condition, operating results (including components of our financial results), cash flows and liquidity; and the other risks and uncertainties described in the “Risk Factors” section under Item 1A of Part I of our Form 10-K and “Forward-Looking Statements” under Item 1 of Part I of our Form 10-K, as such discussions may be further updated by subsequent filings we make with the Securities and Exchange Commission. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this Current Report on Form 8-K except as required by applicable law or regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Ellen M. Smith
Name:	Ellen M. Smith
Title:	Senior Vice President & Chief Counsel, Chief Compliance Officer and Corporate Secretary

Date: April 7, 2020